UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2020

CASEY'S GENERAL STORES, INC.
(Exact name of registrant as specified in its charter)

Iowa
(State or other jurisdiction of incorporation)

001-34700	42-0935283
(Commission File Number)	(I.R.S. Employer Identification Number)

One SE Convenience Blvd., Ankeny, Iowa
(Address of principal executive offices)

50021
(Zip Code)

515/965-6100
(Registrant's telephone number, including area code)

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	CASY	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.02. Results of Operations and Financial Condition.

        On September 8, 2020, Casey's General Stores, Inc. (the "Company") issued a press release announcing its financial results for the fiscal quarter ended July 31, 2020. A copy of the Company's press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On September 2, 2020, the Company held its 2020 annual shareholders' meeting (the "Annual Meeting"). In addition to the election of seven directors, two other proposals were acted upon at the Annual Meeting, each of which is described briefly below. The matters voted upon and results were as follows:

        1. The following nominees were elected, by a majority of the votes cast at the Annual Meeting, to serve until the next annual shareholders' meeting and until their successors are elected and qualified:

Nominee	For	Against	Abstentions	Broker Non-Votes
H. Lynn Horak	31,592,718	485,368	30,312	2,896,493
Diane C. Bridgewater	31,241,905	837,770	28,723	2,896,493
David K. Lenhardt	31,777,492	296,921	33,985	2,896,493
Darren M. Rebelez	31,922,593	152,406	33,399	2,896,493
Larree M. Renda	31,807,484	271,441	29,473	2,896,493
Judy A. Schmeling	31,840,525	234,502	33,371	2,896,493
Allison M. Wing	31,918,852	160,622	28,924	2,896,493

        2. The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2021 was ratified by a majority of the votes cast at the Annual Meeting:

For	Against	Abstentions	Broker Non-Votes
33,711,748	1,238,502	55,091	0

        3. The advisory vote on the compensation of the Company’s named executive officers was approved by a majority of the votes cast at the Annual Meeting:

For	Against	Abstentions	Broker Non-Votes
31,120,923	878,732	108,743	2,896,493

Item 9.01. Financial Statements and Exhibits.

        (d) Exhibits.

         Exhibit No.        Description

99.1	Press Release issued by Casey's General Stores, Inc., dated September 8, 2020.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASEY'S GENERAL STORES, INC.

Dated: September 8, 2020	By:	/s/ Stephen P. Bramlage Jr.
Stephen P. Bramlage Jr.
Chief Financial Officer